UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 30, 2020

People’s Utah Bancorp

(Exact name of Registrant as Specified in Its Charter)

Utah	001-37416	87-0622021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 East Main Street, American Fork, UT		84003
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (801) 642-3998

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PUB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 8.01 Other Events.

Effective June 30, 2020, People’s Utah Bancorp (the “Company”) changed its name to AltabancorpTM.  As previously reported, shareholders approved the name change as part of the Company’s annual shareholder meeting held on May 27, 2020.  The Company filed the Second Restated Articles of Incorporation (the “Restated Articles”) effecting the name change with the Utah Department of Corporations on June 30, 2020.  In addition, as previously disclosed, on May 27, 2020, the Board of Directors of the Company approved the amended and restated Bylaws of AltabancorpTM (the “Amended Bylaws”).  The Amended Bylaws became effective upon the filing of the Restated Articles.

In connection with the change of the Company’s name to AltabancorpTM, the Company’s trading symbol on the Nasdaq Capital Market will change from “PUB” to “ALTA.” Trading under the new ticker symbol will begin at market opening Wednesday, July 1, 2020.  No action is required from current shareholders in relation to the change in the trading symbol.  The Company’s CUSIP will also change to 021347109.

If a shareholder holds PUB shares in a certificated form, the shareholder will need to surrender the certificate to the Company’s transfer agent AST Financial to have the certificated shares converted to book entry form with the Company’s new CUSIP.  The Company will provide notice in the coming days to shareholders holding certificated shares to facilitate that conversion process.

Item 7.01Regulation FD Disclosure

On June 30, 2020, the Company issued a press release announcing the Company’s name change to AltabancorpTM. A copy of the press release is furnished herewith as Exhibit 99.1.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in such filing.

Item 9.01Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release Announcing AltabancorpTM dated June 30, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

People’s Utah Bancorp

Date: June 30, 2020	By:	/s/ Mark K. Olson
Mark K. Olson
Executive Vice President and Chief Financial Officer